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                            MORGAN STANLEY
                          EMERGING MARKETS
                              FUND, INC.
-------------------------------------------------------------------------------



                           ANNUAL REPORT
                         DECEMBER 31, 1998
          MORGAN STANLEY DEAN WITTER INVESTMENT MANAGEMENT INC.
                        INVESTMENT ADVISER




                           MORGAN STANLEY
                    EMERGING MARKETS FUND, INC.
-------------------------------------------------------------------------------
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DIRECTORS AND OFFICERS

Barton M. Biggs
CHAIRMAN OF THE BOARD
OF DIRECTORS

Michael F. Klein
PRESIDENT AND DIRECTOR

Peter J. Chase
DIRECTOR

John W. Croghan
DIRECTOR

David B. Gill
DIRECTOR

Graham E. Jones
DIRECTOR

John A. Levin
DIRECTOR

William G. Morton, Jr.
DIRECTOR

Stefanie V. Chang
VICE PRESIDENT

Harold J. Schaaff, Jr.
VICE PRESIDENT

Joseph P. Stadler
VICE PRESIDENT

Valerie Y. Lewis
SECRETARY

Joanna M. Haigney
TREASURER

Belinda A. Brady
ASSISTANT TREASURER
-------------------------------------------------------------------------------
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INVESTMENT ADVISER

Morgan Stanley Dean Witter Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020
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ADMINISTRATOR

The Chase Manhattan Bank
73 Tremont Street
Boston, Massachusetts 02108
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CUSTODIANS

The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, New York 11245
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SHAREHOLDER SERVICING AGENT

Boston Equiserve
Investor Relations Department
P.O. Box 644
Boston, Massachusetts 02102-0644
(800) 730-6001
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LEGAL COUNSEL

Rogers & Wells LLP
200 Park Avenue
New York, New York 10166
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INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
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For additional Fund information, including the Fund's net asset value per share and information regarding the investments comprising the Fund's portfolio, please call 1-800-221-6726.

LETTER TO SHAREHOLDERS
---------

For the year ended December 31, 1998, the Morgan Stanley Emerging Markets Fund, Inc. (the "Fund") had a total return, based on net asset value per share, of -19.61% compared with -21.09% for the IFC Global Total Return Composite Index (the "IFC Index") and -25.34% for the Morgan Stanley Capital International
(MSCI) Emerging Markets Free Index (the "MSCI Index").   For the period since
commencement of operations on November 1, 1991 through December 31, 1998 the Fund's total return, based on net asset value per share, was 67.10% compared with 12.28% for the IFC Index and 31.25% for the MSCI Index. Beginning with this report, the Fund's performance will be compared to both the IFC Index and the MSCI Index. On December 31, 1998, the closing price of the Fund's shares on the New York Stock Exchange was $8 1/8, representing an 21.3% discount to the Fund's net asset value per share.

The financial crises of 1998 have left a legacy of lessons for the emerging
markets as well as for the broader global financial markets.   Making sense of
all that took place last year is not an easy task. Nevertheless, in the following few pages we will attempt to review the critical events that took place in 1998 for the emerging markets, and offer some observations about what we expect in the year ahead.

While it is true that the currency devaluations of Asia--the visible starting point of the malaise that still reverberates in the global economy today--took place in 1997, it was not until 1998 that the full fury of the events unleashed by those depreciating currencies was felt. Numerous events--both at the global and at the emerging market level--took place which shook many investors' understanding of and faith in financial markets, and a recap of a few of the more momentous ones might be helpful:

GLOBAL

1) The Japanese yen, following the collapse of that country's economy, collapsed into the mid to high 140s (to the U.S. dollar) seemingly on its way to the 160s before staging a startling and largely unexplained rally to approximately the 115 level. As we write, the yen is now at 109.

2) Both the European and U.S. stock markets collapsed from healthy double digit gains early in the year, dipped into negative territory by the end of the summer, only to almost completely climb back to their earlier highs by the end of the year.

3) The Federal Reserve Bank engineered a controversial rescue of a highly leveraged hedge fund which, remarkably, threatened the health of the world's financial markets.

4) No fewer than 37 central banks--in an almost unprecedented show of coordination--executed more than 75 monetary policy easings in the latter half of 1998 to avert a total meltdown in financial markets.

5) Commodity prices continued their lurching downward spiral as Asian demand shortfalls further aggravated supply/demand imbalances; oil was particularly hard hit, as OPEC continued to undergo a secular decline in influence and the oil industry cartel slowly continued to disintegrate.

EMERGING

1) The Russian currency, economy, and debt markets collapsed as that country unilaterally announced a de facto debt moratorium and currency devaluation, singlehandedly triggering a worldwide credit contraction and financial market panic.

2) Malaysia announced currency controls in a single act of defiance against market forces that, due to its possible emulation by other governments, cast a chill throughout emerging markets.

3) Indonesia descended into social and political chaos as riots and mayhem engulfed that country in the aftermath of its economic crisis, leading to an eventual departure of longstanding leader Suharto.

4) Brazil stared into the abyss of possible economic destruction in the aftermath of the Russian meltdown, nearly averting a currency collapse with the help of Messrs. Greenspan and Rubin.

5) Venezuela, in the throes of a steep recession exacerbated by historically low oil prices, elected a populist, ex-military/failed coup leader as President.

6) Broader Asian markets staged a remarkable early-year recovery, collapsed again and touched new lows, then staged an even more powerful recovery late in the year led by currency strengthening throughout the region.

As a whole, 1998 was a volatile year that we would prefer not to repeat. Importantly, though, the year contained significant bright spots. The chief positives came from the phenomenal stabilization and recovery of Asian financial markets toward the latter part of the year, and the continued fiscal discipline exhibited by the peripheral European markets striving to converge with western Europe, most notably Greece.

The Asian crisis has been written about and discussed ad infinitum. Here, we would like simply to point out that the faith placed by Asian citizens in their host country's financial systems and government policies has been nothing short of astounding. This faith, together with high domestic savings rates, played a single-handed role in allowing most battered Asian countries to simultaneously benefit from lower interest rates and stronger currencies. Early in the year this confluence of events would scarcely have been imaginable. Simply put, as foreign capital fled, and most banking systems seized up (and were in many cases taken over by the government) investors continued to both restrain their consumption and continue depositing their savings in local currency-denominated assets in domestic financial institutions. And, as collapsing domestic consumption and investment triggered a dramatic decline in imports, Asian countries were able to build up reserve levels through massive current account surpluses. The resulting recapitalization of the economy and excess supply of money relative to demand resulted in a historic drop in interest rates in most of the beleaguered countries--the primary two examples are South Korea and Thailand. This achievement has, in our view, singularly restored health to the capital markets in Asia--much more so than forward-looking reforms or foreign investment flows, both of which have been largely disappointing.

Equally impressive is the secular change being witnessed in eastern Europe (Hungary, Poland, and the Czech Republic) and especially Greece. To briefly oversimplify, the power of the Euro is exerting a tremendous pull on these countries to get their respective fiscal houses in order; they must do so to be accepted into the eurozone when it is their turn. In Greece's case, the "convergence" story is immediate, and the remarkable performance of that country's equity market last year is explained by the equally remarkable performance of the Greek government to control spending and keep a lid on inflation (the two most important criteria for EMU acceptance). In the eastern European markets EMU acceptance is further away, but nevertheless those countries' respective governments (and, equally importantly, electorates) are already conducting both fiscal and monetary policy in strict accordance with their goals of being accepted into the EMU as soon as possible. The relative resilience of their equity markets last year reflects that underlying determination.

As a final comment about positive developments witnessed in 1998, we should note an important secular trend at the micro, or sector, level. That is, an important positive secular development continued to take place in the technology field, and both Taiwan and India have continued to exploit this trend (and, to some extent, Korea). Taiwan has developed into a PC-component manufacturing powerhouse, and as the trend toward lower cost PC's continues so does the global outsourcing trend, which directly benefits that sector. As a result, the "electronics" sector in Taiwan posted solid absolute returns in 1998 while the broader Taiwanese market ended the year in negative territory. A similar phenomenon has taken place in India, yet in this case it is in the software services sector. As programming talent in the U.S. gets more expensive, Indian companies are increasingly capturing a larger piece of the global software services expenditure pie due to their cost advantages and abundant supply of high quality programming talent.

THE FUND IN 1998

The Fund outperformed both the MSCI Index and the IFC Index for the year ended December 31, 1998. On the positive side, our South Korea (+141.1%) and Thailand (+11.6%) overweights throughout the year contributed solidly to our performance. Also contributing favorably were our Venezuelan (-49.2%) and Chilean (-28.5%) underweights, and our strong stock selection in Turkey.
Notable detractors were our underweight in Greece (+78.1%) and our overweight in Pakistan (-56.6%), as well as poor stock selection in Brazil.

For the three months ended December 31, 1998, the Fund underperformed the MSCI Index and the IFC Index. Underperformance relative to the indices was largely driven by our overweight positions in Pakistan (-12.5%), Egypt (-5.6%) and Brazil (+0.6%). Also negative were our overweight stances in India (-1.6%), Mexico (+10.5%), Poland (+10.1%), and Turkey (+5.3%), our underweight exposure to Greece (+28.2%) and disappointing stock returns in Asia.

On a positive note, our decision to overweight South Korea (+114.4%) and Thailand (+54.4%) positively impacted portfolio return. Also favorable were our underweights in Argentina (+7.3%), Chile (+13.3%), and Peru (-1.1%). Strong stock selection in Brazil, Mexico and Taiwan also contributed significantly to total return.

OUTLOOK FOR 1999

Given all that has happened to the world and to our asset class in the past few years, any predictions need to be put forth with a large degree of circumspection. Let us begin with a broad review of what we think are some of the important lessons and themes for 1999 coming out of the experience of 1998:

1) Liquidity will be abundant in Europe and the U.S. owing to the generous monetary easings mentioned earlier and the modest global growth we foresee for 1999.

2) This developed market liquidity will have great difficulty finding its way back to the "vulnerable" emerging markets; that is, the reduction in global financial risk appetites witnessed last year will, in our view, persist for some time to come.

3) Commodity prices may stop falling, but it will take a marked recovery in global aggregate demand to lead to a sustained and meaningful recovery in broad commodity prices; we think this is, at best, a medium to long-term event.

4) As a result of #2 above, fiscally profligate emerging market governments will be met with grave skepticism and not likely given the "benefit of the doubt" by financial markets.

5) The Asian financial market recovery should continue into 1999, and we will begin to see the beginning of an economic stabilization if not full-scale recovery.

6) In short, the separation between the "haves" and the "have nots" witnessed in 1998 will persist, and perhaps even widen in 1999; this process in the emerging markets universe is not unlike what has taken place in the US stock market between the mega-cap nifty fifty stocks (the haves) and the small cap or industrial commodity stocks (the have nots).

As a result of the above views, we have chosen to tilt our portfolio toward high quality markets and sectors with solid fundamental underpinnings, especially those with endogenously generated underpinnings less vulnerable to exogenous shocks. The broader regional strategy, therefore, is to overweight peripheral Europe and Asia, and to underweight Latin America and South Africa. The overweight in peripheral Europe owes to a continuation of the forces at work cited above. We are confident Greece will be accepted into EMU, and therefore that interest rates will converge with those in western Europe. Eastern Europe we like simply for the strong fiscal discipline they have evidenced, and are looking for a related fall in interest rates throughout the year. The one concern we are monitoring is the widening current account deficits in both Poland and Hungary. Israel is a market that we like not because of the macro picture but because of a group of Israeli technology companies that offer unique bottom-up secular earnings growth unmatched in most of our emerging market universe.

Asia is a region that is tough to get one's arms around; valuations are hard to ferret out, and earnings outlooks hard to predict. Nevertheless, we are quite optimistic that the Korean market represents enormous opportunity both for continued interest rate declines and for enormous earnings growth owing to the highly leveraged nature of that country's corporate sector. We do not have dramatic country bets anywhere else in Asia but have a dramatic overweight in the Taiwanese electronics sector, for reasons mentioned above. India is a market whose macro outlook is dubious at best but whose market offers up a wide range of attractive bottom-up stories, especially in the aforementioned software services sector.

On the underweight side, Latin America is our biggest bet. We are very concerned about the macro picture in Brazil. After a visit to the country in November we fleetingly held a more constructive stance, but events since then have transpired to make us more negative on the market. While not explicitly calling for a market collapse, we think odds are high that something breaks in that country's policy mix this year, most likely in the first half. The combination of an overvalued exchange rate, gargantuan fiscal deficit, and stubbornly high current account deficit is an unruly mix that will not likely be tolerated by financial markets. We would be more underweight the market were it not for our extremely constructive stance on the secular earnings growth outlook for the telecommunications sector; within our underweight in Brazil we have a dramatic overweight in that sector. Elsewhere in the region, we are dramatically underweight Chile (vulnerable to weak copper price, anemic corporate earnings growth, and large current account deficit) and solidly underweight Argentina (solid macro but equities are not cheap and the market is vulnerable to Brazil collapse). Further, we are underweight in Venezuela (overvalued currency, terrible macro owing to low oil price) and Peru (commodity price-based economy) and market weight Mexico. As a final note, we are underweight South Africa in large part due to that country's currency vulnerability to exogenous shocks (e.g. Brazil), and to the fact that corporate earnings growth, on a secular basis, should be lackluster.

General risks to our bets would be 1) a return to risk-loving behavior by global financial markets which would lead to the "vulnerable" emerging markets gaining access to capital more easily than we expect, and 2) a meaningful near-term increase in the price of commodities owing to a successful reflation effort by the developed markets' central banks, which would dramatically improve the current account positions and economic activities of both Latin America and South Africa. We think either of these scenarios are low-probability ones, but nevertheless are on vigilant watch for early warning signals of either scenario proving us wrong. The tenuous Brazil outlook--and with it the prospect for a weaker than expected U.S. economy-- as well as the prospect for Japanese economic activity surprising on the downside (owing to the strong currency and backup in interest rates) give us some comfort that global aggregate demand will not be buoyant enough to sharply reverse the trend in commodity prices.

CONCLUSION

Undoubtedly, emerging markets investors have had a difficult few years. Having said that, we are glimpsing signs that this multi-year bear market may finally be working its way through. Now that the Brazil shoe has dropped (see below), we think this may likely be the bottom for our asset class--barring a meltdown in the US equity market of course. We believe that most of the risks in the asset class have either dissipated or have been fully discounted. Further, we believe that our Fund is positioned to take advantage of opportunities arising from changes in these markets. Not only are our stocks cheap, they are terrific companies. We are strong believers that sometime in the medium-term, if not the near term, this asset class, and our Fund with it, will be well on its way to steadily posting the superior returns for which it earned its "emerging" label.

BRAZIL UPDATE

After a long struggle, the Brazilian government finally bowed to market pressures and altered its exchange rate regime in mid-January. While details about specific policy strategy are sketchy, the facts we know are as follows:

1) The currency, the real, was initially allowed to move to the weak side of its wide trading band, causing an immediate effective devaluation of roughly 10%

2) Central bank president Gustavo Franco, widely associated with a staunch defense of the real, has resigned; he will be succeeded by his deputy Francisco Lopes

3)   The currency has subsequently been allowed to float and has traded between
     1.60 - 2.05 real/U.S. dollar. As of January 31, 1999, the real closed at 2.05.

Our thoughts about the implications of this move for Brazil are necessarily tentative at this stage. The currency move per se is not a bad thing; to the extent it removes rigidities and price distortions from the economy it can be argued that, longer-term, it will have been helpful. Further, given that high interest rates have prevailed in Brazil for some time, leverage in the economy and financial system is actually quite low. Therefore, the follow-on reverberations witnessed after the Asian devaluations owing to excessive leverage should not be repeated in Brazil. Having said that, it is too early to tell what inflationary impact the devaluation may have; there is a possibility, though we think it low, that inflation spirals out of control. Further, fiscal imbalances are not solved by the devaluation, and these remain as a major item to be tackled by the Cardoso administration. On the flip side, a spike in inflation may temporarily ease some of these fiscal pressures. Overall, we will have to wait and see how subsequent policy strategy and implementation is handled, and this will greatly determine whether Brazil is better or worse off post-devaluation.

Taking a step back, though, asset values in the equity market had already factored in a good portion of the macro vulnerabilities. Our favorite sector, the telecommunications sector, trades at unfathomably cheap levels. In fact it is the attractiveness of this sector which has prevented us from being more underweight. Given that these assets can be bought approximately 20% cheaper than prior to the devaluation, we have added to our positions and maintain a modest underweight.

Sincerely,

/s/ Michael F. Klein

Michael F. Klein
PRESIDENT AND DIRECTOR

January 1999

THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED.

Morgan Stanley Emerging Markets Fund, Inc.
Investment Summary as of December 31, 1998 (Unaudited)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


HISTORICAL                                                                   TOTAL RETURN (%)
INFORMATION                            --------------------------------------------------------------------------------------------
                                          MARKET VALUE (1)      NET ASSET VALUE (2)        IFC INDEX (3)          MSCI INDEX (4)
                                       ---------------------  ---------------------    -------------------    ---------------------
                                                    AVERAGE                 AVERAGE                AVERAGE                  AVERAGE
                                        CUMULATIVE   ANNUAL    CUMULATIVE    ANNUAL    CUMULATIVE   ANNUAL    CUMULATIVE     ANNUAL
                                       ---------------------  ---------------------    -------------------    ---------------------
                    One Year             -24.88%    -24.88%     -19.61%     -19.61%     -21.09%    -21.09%      -25.34%     -25.34%
                    Five Year            -49.63+    -12.82+     -28.18+      -6.41+     -36.55+     -8.70+      -38.51+      -9.27+
                    Since Inception*      31.44+      3.89+      67.10+       7.42+      12.28+      1.63+       31.25+       3.87+

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
--------------------------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION


                                       [GRAPH]

                                                                  YEAR ENDED DECEMBER 31,

                                    1991*      1992       1993        1994        1995           1996       1997         1998
                                  -------    ------      ------       ------     -------       -------    -------      -------
Net Asset Value Per Share. . . .  $14.71     $16.74      $28.20       $20.30     $ 14.69       $ 15.69    $ 15.52      $ 10.33
Market Value Per Share . . . . .  $14.25     $18.13      $31.63       $21.50     $ 15.50       $ 13.88    $ 13.06      $  8.13
Premium/(Discount) . . . . . . .    -3.1%       8.3%       12.2%         5.9%        5.5%        -11.5%    -15.9%       -21.3%
Income Dividends . . . . . . . .  $ 0.04     $ 0.01          --           --          --       $  0.05    $  0.01      $  0.11
Capital Gains Distributions. . .      --     $ 0.01      $ 1.49       $ 6.50     $  1.29       $  0.98    $  0.01      $  2.18
Fund Total Return (2). . . . . .    4.61%     13.94%      95.22%+      -5.33%     -16.30%+       13.84%     -0.97%      -19.61%
IFC Index Total Return (3) . . .    5.29%      0.33%      67.50%       -0.53%     -12.32%         7.88%    -14.54%      -21.09%
MSCI Index Total Return (4). . .    9.58%     11.40%      74.84%       -7.32%     - 5.21%         6.03%    -11.59%      -25.34%

(1)  Assumes dividends and distributions, if any, were reinvested.
(2) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.
(3) The IFC Global Total Return Composite Index (the "IFC Index") is an unmanaged index of common stocks of developing countries in Latin America, East and South Asia, Europe, the Middle East and Africa, including dividends.
(4) The Morgan Stanley Capital International Emerging Markets Free Index (the "MSCI Index") is a market capitalization weighted index composed of companies that are representative of the market structure of developing countries in Latin America, Asia, Eastern Europe, the Middle East and Africa.
*    The Fund commenced operations on November 1, 1991.
+ This return does not include the effect of the rights issued in connection with the Rights Offering.

Morgan Stanley Emerging Markets Fund, Inc.
Portfolio Summary as of December 31, 1998
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
DIVERSIFICATION OF TOTAL INVESTMENTS

                                       [CHART]

Equity Securities                      (93.1%)
Short-Term Investments                  (6.7%)
Debt Instruments                        (0.2%)

--------------------------------------------------------------------------------
SECTORS

                                       [CHART]

Appliances & Household Durables         (5.2%)
Banking                                 (6.2%)
Beverages & Tobacco                     (9.1%)
Electrical & Electronics                (7.9%)
Electronic Components, Instruments      (5.2%)
Energy Sources                          (4.2%)
Multi-Industry                          (3.7%)
Other                                  (30.2%)
Utilities -- Electrical & Gas           (6.6%)
Telecom -- Wireless                     (3.7%)
Telecom -- Integrated                  (18.0%)

--------------------------------------------------------------------------------
COUNTRY WEIGHTINGS

                                       [CHART]

Korea                                  (12.1%)
Mexico                                 (10.7%)
India                                   (8.4%)
Greece                                  (8.1%)
Brazil                                  (7.2%)
Taiwan                                  (7.0%)
Other                                  (26.8%)
Hungary                                 (3.9%)
Poland                                  (4.4%)
South Africa                            (5.6%)
Israel                                  (5.8%)

--------------------------------------------------------------------------------
TEN LARGEST HOLDINGS


                                                                     PERCENT OF
                                                                     NET ASSETS
                                                                     ----------
1.  Hellenic Telecommunications Organization (Greece)                   5.1%
2.  Samsung Electronics Co. (Korea)                                     4.7
3.  Pohang Iron & Steel Co., Ltd. (Korea)                               3.3
4.  Telmex (Mexico)                                                     2.6
5.  FEMSA (Mexico)                                                      2.5
6.  Korea Electric Power Corp. (Korea)                                  2.2
7.  MOL Magyar Olaj-es Gazipari (Hungary)                               2.1
8.  Televisa (Mexico)                                                   2.1
9.  Taiwan Semiconductor Co. (Taiwan)                                   1.9
10. Hon Hai Precision Industry (Taiwan)                                 1.7
                                                                       -----
                                                                       28.2%
                                                                       -----
                                                                       -----

FINANCIAL STATEMENTS
---------
STATEMENT OF NET ASSETS
---------
DECEMBER 31, 1998


                                                                         VALUE
                                                         SHARES          (000)
---------------------------------------------------------------------------------------
COMMON STOCKS (94.1%)
(Unless otherwise noted)
---------------------------------------------------------------------------------------
ARGENTINA (1.8%)
AUTOMOBILES
      CIADEA                                                  1        U.S.$           @
                                                                       ----------------
ENERGY SOURCES
      YPF ADR                                            24,243                     677
                                                                       ----------------
TELECOMMUNICATIONS -- INTEGRATED
      Telecom Argentina ADR                              97,819                   2,690
      Telefonica Argentina ADR                           21,372                     597
                                                                       ----------------
                                                                                  3,287
                                                                       ----------------
                                                                                  3,964
                                                                       ----------------
---------------------------------------------------------------------------------------
BRAZIL (7.2%)
BANKING
(a,c) Banco Nacional (Preferred)                     61,598,720                       2
      Unibanco (Preferred) GDR                           78,319                   1,131
                                                                       ----------------
                                                                                  1,133
                                                                       ----------------
BEVERAGES & TOBACCO
      Brahma (Preferred)                              2,234,108                     976
      Brahma (Preferred) ADR                              2,034                      19
                                                                       ----------------
                                                                                    995
                                                                       ----------------
ENERGY SOURCES
      Petrobras (Preferred)                              14,461                       2
  (b) Petrobras (Preferred) ADR                          22,595                     257
                                                                       ----------------
                                                                                    259
                                                                       ----------------
FOOD & HOUSEHOLD PRODUCTS
      Pao de Acucar (Preferred)                       6,460,000                     104
(a,b) Pao de Acucar (Preferred) ADR                      10,145                     164
                                                                       ----------------
                                                                                    268
                                                                       ----------------
MERCHANDISING
  (a) Lojas Arapua (Preferred)                       30,412,000                       8
(a,b) Lojas Arapua (Preferred) ADR                       31,540                      -- @
  (a) Renner (Preferred)                             14,237,000                      10
                                                                       ----------------
                                                                                     18
                                                                       ----------------
METALS -- STEEL
      Usiminas (Preferred)                               79,200                     175
      Usiminas (Preferred) ADR                           13,735                      31
                                                                       ----------------
                                                                                    206
                                                                       ----------------
METALS -- NON-FERROUS
      CVRD (Preferred)                                   32,886                     422
      CVRD (Preferred) ADR                               44,219                     569
                                                                       ----------------
                                                                                    991
                                                                       ----------------
TELECOMMUNICATIONS -- INTEGRATED
      CRT (Preferred) 'A'                             9,676,276                   3,484
  (a) Embratel (Preferred)                           28,703,945                     392
  (a) Tele Centro-Sul (Preferred)                    71,566,945                     621
  (a) Tele Centro-Sul ADR                                 3,231                     135
  (a) Tele Norte-Leste (Preferred)                   28,703,945                     359
      Telebras (Preferred)                           28,703,945                       3
  (a) Telebras Holders                                   16,298                   1,185
  (a) Telesp (Preferred)                             12,742,945                     290
                                                                       ----------------
                                                                                  6,469
                                                                       ----------------
---------------------------------------------------------------------------------------
TELECOMMUNICATIONS -- WIRELESS
  (a) Tele Celular Sul (Preferred)                   86,171,945        U.S.$        145
  (a) Tele Celular Sul ADR                                2,825                      49
  (a) Tele Nordeste Celular (Preferred)              67,659,945                      62
  (a) Tele Nordeste Celular ADR                           2,340                      43
  (a) Tele Norte Celular (Preferred)                 28,703,945                      13
  (a) Tele Sudeste Celular (Preferred)               85,948,945                     363
  (a) Tele Sudeste Celular ADR                              868                      18
  (a) Teleleste Celular (Preferred)                 112,154,945                      65
  (a) Telemig Celular (Preferred)                   119,640,945                     133
  (a) Telemig Celular ADR                                 2,910                      62
  (a) Telerj Celular (Preferred) 'B'                  3,756,000                      89
  (a) Telesp Celular (Preferred)                     49,988,945                     368
  (a) Telesp Celular (Preferred) 'B'                 24,064,313                   1,057
  (a) Telesp Celular ADR                                    396                       7
                                                                       ----------------
                                                                                  2,474
                                                                       ----------------
TEXTILES & APPAREL
  (c) Coteminas                                       2,200,500                     237
  (b) Coteminas ADR                                      23,460                     111
                                                                       ----------------
                                                                                    348
                                                                       ----------------
UTILITIES -- ELECTRICAL & GAS
      Cemig (Preferred)                              92,303,169                   1,757
      Cemig (Preferred) ADR                              44,067                     839
  (b) Cemig (Preferred) ADR                               9,208                     175
                                                                       ----------------
                                                                                  2,771
                                                                       ----------------
                                                                                 15,932
                                                                       ----------------
---------------------------------------------------------------------------------------
CHILE (1.1%)
BEVERAGES & TOBACCO
      CCU ADR                                            28,420                     547
                                                                       ----------------
MERCHANDISING
      Santa Isabel ADR                                   13,022                      86
                                                                       ----------------
UTILITIES -- ELECTRICAL & GAS
      Endesa ADR                                         40,519                     461
      Enersis ADR                                        54,335                   1,403
                                                                       ----------------
                                                                                  1,864
                                                                       ----------------
                                                                                  2,497
                                                                       ----------------
---------------------------------------------------------------------------------------
CHINA (1.1%)
ENERGY SOURCES
      Yanzhou Coal Mining Co., Ltd.
      ADR                                                74,130                     561
      Zhenhai Refining & Chemical Co.,
      Ltd. 'H'                                        4,704,000                     722
                                                                       ----------------
                                                                                  1,283
                                                                       ----------------
FOOD & HOUSEHOLD PRODUCTS
      Want Want Holdings Ltd.                           344,000                     413
                                                                       ----------------
UTILITIES -- ELECTRICAL & GAS
  (a) Huaneng Power International,
      Inc. ADR                                           49,965                     724
                                                                       ----------------
                                                                                  2,420
                                                                       ----------------
---------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


                                                                            VALUE
                                                          SHARES            (000)
-------------------------------------------------------------------------------------
COLOMBIA (0.0%)
BANKING
      Bancolombia (Preferred)                           6,249        U.S.$          8
                                                                     ----------------
-------------------------------------------------------------------------------------
CZECH REPUBLIC (0.4%)
TELECOMMUNICATIONS -- INTEGRATED
  (a) SPT Telecom                                      34,497                     527
  (a) SPT Telecom GDR                                  22,990                     342
                                                                     ----------------
                                                                                  869
                                                                     ----------------
-------------------------------------------------------------------------------------
EGYPT (1.3%)
BEVERAGES & TOBACCO
(a) Al-Ahram Beverages Co. GDR                         15,392                     445
(a) Al-Ahram Beverages Co. GDR                         10,100                     287
    Eastern Tobacco                                    27,138                     624
                                                                     ----------------
                                                                                1,356
                                                                     ----------------
BUILDING MATERIALS & COMPONENTS
    Ameriyah Cement Co.                                   100                       2
    Industrial & Engineering
      Enterprises Co.                                  11,690                     165
    Suez Cement Co. GDR                                19,420                     268
                                                                     ----------------
                                                                                  435
                                                                     ----------------
CHEMICALS
    Egyptian Finance & Industrial Co.                   8,551                     141
    Paints & Chemical Industries GDR                   60,120                     361
                                                                     ----------------
                                                                                  502
                                                                     ----------------
REAL ESTATE
    Madinet Nasr Housing &
     Development                                        7,295                     220
                                                                     ----------------
UTILITIES -- ELECTRICAL & GAS
     Egypt Gas Co.                                      6,100                     453
                                                                     ----------------
                                                                                2,966
                                                                     ----------------
-------------------------------------------------------------------------------------
GREECE (8.1%)
BANKING
    Alpha Credit Bank                                   5,420                     566
(a) Ionian Bank                                         9,480                     503
    National Bank of Greece                            15,180                   3,417
                                                                     ----------------
                                                                                4,486
                                                                     ----------------
BEVERAGES & TOBACCO
    Hellenic Bottling Co.                              20,570                     635
                                                                     ----------------
BUILDING MATERIALS & COMPONENTS
    Heracles General Cement                             3,960                     108
    Titan Cement Co.                                    3,880                     298
                                                                     ----------------
                                                                                  406
                                                                     ----------------
TELECOMMUNICATIONS -- INTEGRATED
    Hellenic Telecommunication
      Organization                                    267,341                   7,116
(a) Hellenic Telecommunication
      Organization ADR                                314,140                   4,162
                                                                     ----------------
                                                                               11,278
                                                                     ----------------
---------------------------------------------------------------------------------------
TELECOMMUNICATIONS -- WIRELESS
(a) Panafon Hellenic Telecom GDR                       13,320                     347
(a) STET Hellas
      Telecommunications ADR                           16,000                     518
                                                                     ----------------
                                                                                  865
 TRANSPORTATION -- SHIPPING
    Attica Enterprises                                 30,740                     276
                                                                     ----------------
                                                                               17,946
                                                                     ----------------
-------------------------------------------------------------------------------------
HONG KONG (0.8%)
TELECOMMUNICATIONS -- WIRELESS
    China Telecom Ltd.                                566,000                     979
                                                                     ----------------
UTILITIES -- ELECTRICAL & GAS
    Zhejiang Expressway Co., Ltd. 'H'               3,390,000                     687
                                                                     ----------------
                                                                                1,666
                                                                     ----------------
-------------------------------------------------------------------------------------
HUNGARY (3.9%)
BANKING
    OTP Bank Rt.                                       23,250                   1,161
                                                                     ----------------
ENERGY SOURCES
    MOL Magyar Olaj-es Gazipari                        28,330                     774
(a) MOL Magyar Olaj-es Gazipari
      GDR                                              52,500                   1,450
    MOL Magyar Olaj-es Gazipari Rt.
      GDR                                              88,890                   2,456
                                                                     ----------------
                                                                                4,680
                                                                     ----------------
TELECOMMUNICATIONS -- INTEGRATED
    Matav Rt.                                         197,858                   1,127
    Matav Rt. ADR                                      34,390                   1,025
                                                                     ----------------
                                                                                2,152
                                                                     ----------------
TELECOMMUNICATIONS
(a) Matav Rt. ADR                                      24,765                     738
                                                                     ----------------
                                                                                8,731
                                                                     ----------------
-------------------------------------------------------------------------------------
INDIA (8.2%)
AUTOMOBILES
    Bajaj Auto Ltd.                                     1,000                      12
    Hero Honda Ltd.                                   162,063                   2,075
    Tata Engineering & Locomotive
      Co. Ltd.                                         91,729                     352
                                                                     ----------------
                                                                                2,439
                                                                     ----------------
BANKING
    State Bank of India Ltd.                            3,750                      14
                                                                     ----------------
BEVERAGES & TOBACCO
    ITC Ltd.                                          142,002                   2,508
                                                                     ----------------
BROADCASTING & PUBLISHING
    Zee Telefilms Ltd.                                 40,000                     603
                                                                     ----------------
BUILDING MATERIALS & COMPONENTS
    Gujarat Ambuja Cements Ltd.                        14,000                      86
                                                                     ----------------
-------------------------------------------------------------------------------------



    The accompanying notes are an integral part of the financial statements.


                                                                            VALUE
                                                         SHARES             (000)
---------------------------------------------------------------------------------------
INDIA (Continued)
CHEMICALS
    Reliance Industries Ltd.                            1,349        U.S.$          4
                                                                     ----------------
DATA PROCESSING & REPRODUCTION
    Infosys Technology Ltd.                            34,500                   2,403
    Satyam Computer Services Ltd.                      60,000                   1,028
                                                                     ----------------
                                                                                3,431
                                                                     ----------------
ELECTRICAL & ELECTRONICS
    Bharat Heavy Electricals Ltd.                     538,100                   3,327
FINANCIAL SERVICES
    Housing Development Finance
      Corp., Ltd.                                      15,911                     816
                                                                     ----------------
FOOD & HOUSEHOLD PRODUCTS
(a) Hindustan Lever Ltd.                                9,500                     373
    Hindustan Lever Ltd.                               40,500                   1,586
                                                                     ----------------
                                                                                1,959
                                                                     ----------------
INDUSTRIAL COMPONENTS
    Apollo Tyres Ltd.                                   8,450                      13
    ITW Signode India Ltd.                             71,000                     161
    MRF Ltd.                                           10,000                     336
                                                                     ----------------
                                                                                  510
                                                                     ----------------
MACHINERY & ENGINEERING
    Larsen & Toubro Ltd.                                1,800                       7
                                                                     ----------------
MULTI-INDUSTRY
(a,e) Morgan Stanley Growth Fund                    6,881,800                     972
                                                                     ----------------
TELECOMMUNICATIONS -- INTEGRATED
    Mahanagar Telephone Nigam Ltd.                     70,000                     302
                                                                     ----------------
TRANSPORTATION -- ROAD & RAIL
(c) Container Corp. of India Ltd.                     221,500                   1,247
                                                                     ----------------
                                                                               18,225
                                                                     ----------------
-------------------------------------------------------------------------------------
INDONESIA (1.7%)
BEVERAGES & TOBACCO
    Gudang Garam                                    1,210,160                   1,762
                                                                     ----------------
FOREST PRODUCTS & PAPER
    Indah Kait Pulp & Paper                         2,902,405                     789
                                                                     ----------------
TELECOMMUNICATIONS -- INTEGRATED
    Telekomunikasi Indonesia                        3,103,000                   1,048
    Telekomunikasi Indonesia ADR                       34,170                     222
                                                                     ----------------
                                                                                1,270
                                                                     ----------------
                                                                                3,821
                                                                     ----------------
-------------------------------------------------------------------------------------
ISRAEL (5.8%)
BANKING
    Bank Hapoalim Ltd.                                468,001                     848
    First International Bank of Israel '5'             56,899                     282
                                                                     ----------------
                                                                                1,130
                                                                     ----------------
ELECTRICAL & ELECTRONICS
(a) Comverse Technology, Inc.                          30,880                   2,193
    ECI Telecommunications Ltd.                        57,762                   2,058
    Elbit Systems Ltd.                                      1                      -- @
    Elron Electronic Industries Ltd.                   12,956                     207
(a) Gilat Satellite Networks Ltd.                       3,990                     220
(a) Nice Systems Ltd.                                   4,294                      93
                                                                     ----------------
-------------------------------------------------------------------------------------
 ELECTRICAL & ELECTRONICS (Continued)
(a) Nice Systems Ltd.  ADR                             27,430                     593
(a) Orckit Communications Ltd.                          7,480                     121
   Tadiran Telecommunications Ltd.                     24,710                     472
                                                                     ----------------
                                                                                5,957
                                                                     ----------------
ELECTRONIC COMPONENTS, INSTRUMENTS
(a) Orbotech Ltd.                                      35,874                   1,700
                                                                     ----------------
 ENERGY SOURCES
(a) Dor Energy 1988 Ltd. GDR                           42,500                     122
                                                                     ----------------
HEALTH & PERSONAL CARE
    Teva Pharmaceutical Industries
      Ltd. ADR                                         17,260                     702
                                                                     ----------------
MERCHANDISING
    Super Sol Ltd.                                     65,189                     162
                                                                     ----------------
MULTI-INDUSTRY
    Koor Industries Ltd.                               29,084                   2,540
                                                                     ----------------
TELECOMMUNICATIONS -- INTEGRATED
(a) Bezeq Isreali Telecommunication
      Corp., Ltd.                                     174,030                     544
                                                                     ----------------
                                                                               12,857
                                                                     ----------------
-------------------------------------------------------------------------------------
KOREA (12.1%)
APPLIANCES & HOUSEHOLD DURABLES
    Samsung Electronics Co.                           153,950                  10,327
    Samsung Electronics Co. GDR
      New                                               3,366                     124
                                                                     ----------------
                                                                               10,451
                                                                     ----------------
ELECTRONIC COMPONENTS, INSTRUMENTS
    S1 Corp.                                            9,140                   1,710
                                                                     ----------------
METALS -- STEEL
(c) Pohang Iron & Steel Co., Ltd.                     114,000                   7,197
                                                                     ----------------
MISC. MATERIALS & COMMODITIES
    Hankuk Glass Industry Co., Ltd.                    43,000                     897
                                                                     ----------------
TELECOMMUNICATIONS -- WIRELESS
(c) SK Telecom Co., Ltd.                                2,160                   1,631
                                                                     ----------------
UTILITIES -- ELECTRICAL & GAS
    Korea Electric Power Corp.                        199,890                   4,952
                                                                     ----------------
                                                                               26,838
                                                                     ----------------
-------------------------------------------------------------------------------------

MALAYSIA (2.1%)
BEVERAGES & TOBACCO
(c) Rothmans of Pall Mall Bhd                         138,200                     570
                                                                     ----------------
FOOD & HOUSEHOLD PRODUCTS
(c) Nestle Bhd                                        109,000                     305
                                                                     ----------------
LEISURE & TOURISM
(c) Genting Bhd                                       197,400                     300
                                                                     ----------------
MISC. MATERIALS & COMMODITIES
(c) Kuala Lumpur Kepong Bhd                           316,000                     378
                                                                     ----------------
TELECOMMUNICATIONS -- INTEGRATED
(c) Telekom Malaysia Bhd                              856,000                   1,577
                                                                     ----------------
TELECOMMUNICATIONS -- WIRELESS
(c) Technology Resources Industries
      Bhd                                              86,000                      31
                                                                     ----------------
-------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


                                                                            VALUE
                                                         SHARES             (000)
---------------------------------------------------------------------------------------
MALAYSIA (CONTINUED)
UTILITIES -- ELECTRICAL & GAS
(c) Petronas Gas Bhd                                  348,000        U.S.$        551
(c) Tenaga Nasional Bhd                               585,000                     841
                                                                     ----------------
                                                                                1,392
                                                                     ----------------
                                                                                4,553
                                                                     ----------------
-------------------------------------------------------------------------------------
MEXICO (10.7%)
BANKING
(a) Banacci 'B'                                       572,802                     751
(a) Banacci 'L'                                        45,447                      52
    Bancomer 'B'                                      276,800                      59
(b) Bancomer 'B' ADR                                   64,825                     276
                                                                     ----------------
                                                                                1,138
                                                                     ----------------
BEVERAGES & TOBACCO
    FEMSA                                           1,294,161                   3,510
    FEMSA ADR                                          78,635                   2,094
                                                                     ----------------
                                                                                5,604
                                                                     ----------------
BROADCASTING & PUBLISHING
(a) Televisa CPO GDR                                  185,542                   4,580
    TV Azteca ADR                                      35,401                     237
                                                                     ----------------
                                                                                4,817
                                                                     ----------------
BUILDING MATERIALS & COMPONENTS
    Cemex 'B'                                          58,560                     145
    Cemex 'B' ADR                                     117,149                     571
    Cemex CPO                                         207,510                     448
    Cemex CPO ADR                                     171,119                     727
                                                                     ----------------
                                                                                1,891
                                                                     ----------------
ENERGY EQUIPMENT & SERVICES
    Tamsa ADR                                          21,405                     138
                                                                     ----------------
HEALTH & PERSONAL CARE
    Kimberly 'A'                                      661,873                   2,103
                                                                     ----------------
MERCHANDISING
(a) Cifra 'C'                                         274,489                     335
    Cifra 'V'                                         209,910                     254
                                                                     ----------------
                                                                                  589
                                                                     ----------------
MULTI-INDUSTRY
    ALFA 'A'                                          155,136                     437
    Cifra 'V' ADR                                      35,100                     426
    Desc ADR                                           11,800                     227
    Grupo Carso 'A1'                                  186,195                     632
                                                                     ----------------
                                                                                1,722
                                                                     ----------------
TELECOMMUNICATIONS -- INTEGRATED
    Telmex 'L'  ADR                                   118,833                   5,786
                                                                     ----------------
                                                                               23,788
                                                                     ----------------
-------------------------------------------------------------------------------------
PAKISTAN (1.8%)
CHEMICALS
(c) Fauji Fertilizer Co., Ltd.                      1,218,800                   1,015
                                                                     ----------------
ENERGY SOURCES
(c) Pakistan State Oil Co., Ltd.                      166,918                     238
                                                                     ----------------
-------------------------------------------------------------------------------------
ELECOMMUNICATIONS -- INTEGRATED
(c)   Pakistan Telecommunications
        Corp.                                       4,076,600                   1,409
(a,c) Pakistan Telecommunications
        Corp. GDR                                      27,056                     934
                                                                     ----------------
                                                                                2,343
                                                                     ----------------
UTILITIES -- ELECTRICAL & GAS
(c)   Hub Power Co.                                 1,180,000                     274
(a,c) Sui Northern Gas Co.                            886,995                     145
                                                                     ----------------
                                                                                  419
                                                                     ----------------
                                                                                4,015
                                                                     ----------------
-------------------------------------------------------------------------------------
PHILIPPINES (1.7%)
BEVERAGES & TOBACCO
    San Miguel Corp. 'B'                              601,760                   1,160
                                                                     ----------------
REAL ESTATE
    SM Prime Holdings, Inc. 'B'                     3,862,580                     735
                                                                     ----------------
TELECOMMUNICATIONS -- INTEGRATED
   Philippine Long Distance
      Telephone Co.                                    33,415                     859
   Philippine Long Distance
      Telephone Co. ADR                                 1,800                      47
                                                                     ----------------
                                                                                  906
                                                                     ----------------
UTILITIES -- ELECTRICAL & GAS
    Manila Electric Co. 'B'                           322,720                   1,037
                                                                     ----------------
                                                                                3,838
                                                                     ----------------
-------------------------------------------------------------------------------------
POLAND (4.4%)
BANKING
    Bank Bandlowy W Warszawie
      GDR                                              18,690                     231
    Bank Handlowy W Warszawie                          15,195                     187
    Bank Rozwoju Eksportu                              15,767                     364
    Bank Slaski                                         7,644                     396
    BIG Bank Gdanski                                  191,100                     171
    BIG Bank Gdanski GDR                               50,750                     688
    Powszechny Bank Kredytowy                           5,460                     117
    Wielkopolski Bank Kredytowy                        21,769                     137
                                                                     ----------------
                                                                                2,291
                                                                     ----------------
CHEMICALS
(a,d) Eastbridge                                       33,600                   2,259
      Polifarb Cieszyn - Wroclaw                           80                      -- @
                                                                     ----------------
                                                                                2,259
                                                                     ----------------
CONSTRUCTION & HOUSING
(a) Exbud                                              10,554                      91
(a) Exbud GDR                                          35,110                     303
                                                                     ----------------
                                                                                  394
                                                                     ----------------
DATA PROCESSING & REPRODUCTION
    Prokom GDR                                         44,580                     841
                                                                     ----------------
FOOD & HOUSEHOLD PRODUCTS
(a) Agros Holdings 'C'                                  1,182                       4
                                                                     ----------------
INDUSTRIAL COMPONENTS
    Debica                                              2,150                      32
                                                                     ----------------
-------------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.


                                                                          VALUE
                                                       SHARES             (000)
-------------------------------------------------------------------------------------
POLAND (CONTINUED)
TELECOMMUNICATIONS -- INTEGRATED
(a) Telekomunikacja Polska GDR                        448,360        U.S.$      2,287
                                                                     ----------------
WHOLESALE & INTERNATIONAL TRADE
    Elektrim                                          154,920                   1,677
                                                                     ----------------
                                                                                9,785
                                                                     ----------------
-------------------------------------------------------------------------------------
RUSSIA (1.2%)
BROADCASTING & PUBLISHING
(a,c) Storyfirst Communications, Inc. 'C'
        (Preferred)                                       270                      48
(a,c) Storyfirst Communications, Inc. 'D'
        (Preferred)                                       720                     128
(a,c) Storyfirst Communications, Inc. 'E'
        (Preferred)                                       780                     138
(a,c) StoryFirst Communications, Inc. 'F'
        (Preferred)                                       139                      49
                                                                     ----------------
                                                                                  363
                                                                     ----------------
ENERGY SOURCES
   Lukoil Holdings ADR                                 24,990                     400
   Surgutneftegaz ADR                                  84,250                     284
                                                                     ----------------
                                                                                  684
                                                                     ----------------
FOREST PRODUCTS & PAPER
(a,c) Alliance Cellulose Ltd. 'B'                     156,075                     176
                                                                     ----------------
HEALTH & PERSONAL CARE
  (b) Pliva d.d. GDR                                   24,150                     401
                                                                     ----------------
TELECOMMUNICATIONS -- LONG DISTANCE
      Rostelecom ADR                                   26,700                     112
                                                                     ----------------
TELECOMMUNICATIONS -- WIRELESS
(a,c) Russian Telecom Development
        Corp.                                         176,000                     316
  (a) Vimpel-Communications ADR                        21,790                     282
                                                                     ----------------
                                                                                  598
                                                                     ----------------
UTILITIES -- ELECTRICAL & GAS
    Unified Energy Systems ADR                         11,000                      36
(a) Unified Energy Systems GDR                         71,530                     232
                                                                     ----------------
                                                                                  268
                                                                     ----------------
                                                                                2,602
                                                                     ----------------
-------------------------------------------------------------------------------------
SOUTH AFRICA (5.6%)
BANKING
   Nedcor Ltd.                                         32,180                     548
                                                                     ----------------
BEVERAGES & TOBACCO
   Rembrandt Group Ltd.                               169,915                   1,039
   South African Breweries Ltd.                        50,640                     852
                                                                     ----------------
                                                                                1,891
                                                                     ----------------
BROADCASTING & PUBLISHING
   Primedia Ltd.                                       94,690                     209
                                                                     ----------------
BUSINESS & PUBLIC SERVICES
   Educor                                             377,134                     435
                                                                     ----------------
CHEMICALS
   SASOL Ltd.                                         188,030                     710
                                                                     ----------------
-------------------------------------------------------------------------------------
CHEMICALS (Continued)
   SASOL Ltd. 8.50%
     (Convertible Preferred)                            3,200                      11
                                                                     ----------------
                                                                                  721
                                                                     ----------------
ELECTRICAL & ELECTRONICS
   Comparex Holdings Ltd.                              78,600                     638
                                                                     ----------------
FINANCIAL SERVICES
   ABSA Group Ltd.                                    239,310                   1,134
   B.O.E. Corp. Ltd. 'N'                            2,228,085                   1,267
   BOE Ltd.                                           444,178                     287
                                                                     ----------------
                                                                                2,688
                                                                     ----------------
INSURANCE
   FirstRand Ltd.                                     587,600                     640
   Liberty Life Association of
     Africa Ltd.                                       44,878                     617
  (a) New Africa Investments Ltd.
        (Preferred) 'N'                             1,225,000                     749
                                                                     ----------------
                                                                                2,006
                                                                     ----------------
MERCHANDISING
    Ellerine Holdings Ltd.                            239,880                     518
    Woolworths Holdings Ltd.                          587,400                     289
                                                                     ----------------
                                                                                  807
                                                                     ----------------
MULTI-INDUSTRY
    Bldvest Group Ltd.                                243,676                   1,766
(e) Morgan Stanley Africa Investment
        Fund, Inc.                                     74,015                     620
                                                                     ----------------
                                                                                2,386
                                                                     ----------------
                                                                               12,329
                                                                     ----------------
-------------------------------------------------------------------------------------
TAIWAN (7.0%)
ELECTRICAL & ELECTRONICS
(a) Siliconware Precision Industries
      Co.                                             950,800                   1,682
(a) Taiwan Semiconductor Co.                        1,209,000                   2,664
(a) Taiwan Semiconductor
      Manufacturing Co., Ltd. ADR                     109,540                   1,554
                                                                     ----------------
                                                                                5,900
                                                                     ----------------
ELECTRONIC COMPONENTS, INSTRUMENTS
(a) Arima Computer Corp.                               89,000                     464
(a) Asustek Computer, Inc.                            173,978                   1,625
(a) Compal Electronics, Inc.                          390,465                   1,273
(a) Compeq Manufacturing Co., Ltd.                    166,000                   1,087
(a) Hon Hai Precision Industry                        664,800                   3,673
                                                                     ----------------
                                                                                8,122
                                                                     ----------------
MERCHANDISING
    President Chain Store Corp.                       338,608                   1,067
                                                                     ----------------
TEXTILES & APPAREL
    Far East Textile Ltd.                             516,000                     421
                                                                     ----------------
                                                                               15,510
                                                                     ----------------
-------------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.


                                                                           VALUE
                                                       SHARES              (000)
-------------------------------------------------------------------------------------
THAILAND (2.6%)
BROADCASTING & PUBLISHING
(c) BEC World Public Co., Ltd.
      (Foreign)                                       178,400        U.S.$        982
                                                                     ----------------
BUILDING MATERIALS & COMPONENTS
(a) Siam City Cement Public Co., Ltd.
      (Foreign)                                       210,500                     463
                                                                     ----------------
ELECTRICAL & ELECTRONICS
    Delta Electronics Public Co., Ltd.
      (Foreign)                                       165,800                     876
(a) Shinawatra Computer Public Co.,
      Ltd. (Foreign)                                  223,900                     770
                                                                     ----------------
                                                                                1,646
                                                                     ----------------
ENERGY SOURCES
(a) PTT Exploration & Production
      Public Co., Ltd. (Foreign)                      147,100                   1,036
                                                                     ----------------
TELECOMMUNICATIONS -- WIRELESS
    Advanced Information Services
      Co., Ltd. (Foreign)                             287,300                   1,707
                                                                     ----------------
                                                                                5,834
                                                                     ----------------
-------------------------------------------------------------------------------------
TURKEY (2.8%)
APPLIANCES & HOUSEHOLD DURABLES
(a) Vestel Elektronik Sanayi Ve
      Ticaret AS                                   12,522,292                   1,032
                                                                     ----------------
BANKING
(b) Akbank TAS                                         23,340                      95
    Yapi Ve Kredi Bankasi                         141,041,355                   1,632
                                                                   ----------------
                                                                                1,727
                                                                     ----------------
BEVERAGES & TOBACCO
(a) Efes Sinai Yatirim                            211,652,609                   2,046
    Ege Biracilik Ve Malt Sanayii                   8,817,000                     685
    Erciyas Biracilik                               1,131,000                      75
                                                                     ----------------
                                                                                2,806
                                                                     ----------------
ENERGY SOURCES
    Petrol Ofisi AS                                 2,041,846                     275
                                                                     ----------------
MERCHANDISING
    Migros Turk TAS                                   322,000                     322
                                                                     ----------------
                                                                                6,162
                                                                     ----------------
-------------------------------------------------------------------------------------
VENEZUELA (0.4%)
TELECOMMUNICATIONS -- INTEGRATED
    CANTV ADR                                          47,140                     840
                                                                     ----------------
-------------------------------------------------------------------------------------
ZIMBABWE (0.3%)
BEVERAGES & TOBACCO
    Delta Corp., Ltd.                               1,297,991                     282
                                                                     ----------------
MERCHANDISING
    Meikles Africa Ltd.                               342,000                     192
                                                                     ----------------
MULTI-INDUSTRY
(b) Trans Zambezi Industries Ltd.
      ADR                                           4,000,000                     183
                                                                     ----------------
                                                                                  657
                                                                     ----------------
-------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
    (Cost U.S.$252,213)                                              U.S.$    208,653
                                                                     ----------------
-------------------------------------------------------------------------------------


                                                         NO. OF
                                                         RIGHTS
-------------------------------------------------------------------------------------
RIGHTS (0.0%)
-------------------------------------------------------------------------------------
SOUTH AFRICA (0.0%)
  (a) Primedia Ltd.                                      98,500                    -- @
                                                                     ----------------
-------------------------------------------------------------------------------------
TAIWAN (0.0%)
(a,c) Compal Electronics, Inc.                              958                    -- @
                                                                     ----------------
-------------------------------------------------------------------------------------
TOTAL RIGHTS
    (Cost U.S.$--)                                                                 -- @
                                                                     ----------------
-------------------------------------------------------------------------------------


                                                         NO. OF
                                                       WARRANTS
-------------------------------------------------------------------------------------
WARRANTS (0.0%)
-------------------------------------------------------------------------------------
THAILAND (0.0%)
(a) Siam Commercial Bank Co. Ltd.
      (Foreign), expiring 12/31/02
      (Cost U.S.$ .)                                  280,333                      -- @
                                                                     ----------------
-------------------------------------------------------------------------------------

                                                         NO. OF
                                                          UNITS
-------------------------------------------------------------------------------------
UNITS (0.1%)
-------------------------------------------------------------------------------------
RUSSIA (0.1%)
(a,c) Storyfirst Communications, Inc.,
        First Section, Tranche I
        (Convertible)                                     604                     107
(a,c) Storyfirst Communications, Inc.,
        First Section, Tranche II
        (Convertible)                                      35                       6
(a,c) Storyfirst Communications, Inc.,
        Second Section, Tranche II
        (Convertible)                                     152                      27
(a,c) Storyfirst Communications, Inc.,
        Tranche IV
        (Convertible)                                     207                      36
                                                                     ----------------
                                                                                  176
                                                                     ----------------
-------------------------------------------------------------------------------------
TOTAL UNITS
    (Cost U.S.$1,192)                                                             176
                                                                     ----------------
-------------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.


                                                        FACE
                                                       AMOUNT                  VALUE
                                                        (000)                  (000)
-------------------------------------------------------------------------------------
DEBT INSTRUMENTS (0.2%)
-------------------------------------------------------------------------------------
INDIA (0.2%)
METALS -- STEEL
  (c) Shri Ishar Alloy Steels Ltd.
        15.00%, 4/21/01                   INR             581        U.S.$         98
                                                                     ----------------
MULTI-INDUSTRY
(c,f) DCM Shriram Industries Ltd.
        16.50%, 2/21/02                                   335                     170
  (c) DCM Shriram Industries Ltd.
        (Convertible) 15.00%,
        2/21/02                                           330                     126
                                                                     ----------------
                                                                                  296
                                                                     ----------------
-------------------------------------------------------------------------------------
TOTAL DEBT INSTRUMENTS
   (Cost U.S.$1,496)                                                              394
                                                                     ----------------
-------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (4.4%)
-------------------------------------------------------------------------------------
UNITED STATES (4.4%)
REPURCHASE AGREEMENT
   Chase Securities, Inc. 4.45%,
     dated 12/31/98, due
     1/4/99, to be repurchased
     at U.S.$9,725, collateralized
     by U.S.$7,925 United States
     Treasury Bonds, 7.50%, due
     11/15/16, valued at
     U.S.$9,917
    (Cost U.S.$9,720)                      U.S.$        9,720                   9,720
                                                                     ----------------
-------------------------------------------------------------------------------------
FOREIGN CURRENCY ON DEPOSIT WITH
    CUSTODIAN (2.4%)
    Brazil Real                           BRL           1,276                   1,056
    Czech Koruna                          CZK           1,330                      44
    Egyptian Pound                        EGP             169                      50
    Greek Drachma                         GRD         120,327                     430
    Hungarian Forint                      HUF              72                    -- @
    Indian Rupee                          INR          20,970                     494
    Israeli Shekel                        ISS           2,852                     686
(c) Malaysian Ringgit                     MYR           2,355                     434
    Mexican Peso                          MXP             100                      10
(c) Pakistani Rupee                       PKR          46,436                     845
    Philippine Peso                       PHP           1,687                      43
    Polish Zloty                          PLZ             354                     101
    South African Rand                    ZAR           1,701                     289
    South Korean Won                      KRW         238,765                     199
    Taiwan Dollar                         TWD          19,347                     600
                                                                     ----------------
    (Cost U.S.$5,498)                                                           5,281
                                                                     ----------------
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS (101.2%)
    (Cost U.S.$270,119)                                                       224,224
                                                                     ----------------
-------------------------------------------------------------------------------------


                                                       AMOUNT                 AMOUNT
                                                         (000)                  (000)
-------------------------------------------------------------------------------------
OTHER ASSETS (1.2%)
   Cash                                   U.S.$          327
   Receivable for Investments
     Sold                                              1,651
   Dividends Receivable                                  432
   Foreign Withholding Tax Reclaim
     Receivable                                          272
   Interest Receivable                                    19
   Other Assets                                           26         U.S.$      2,727
                                                                     ----------------
-------------------------------------------------------------------------------------
LIABILITIES (-2.4%)
   Deferred Country Taxes                                                       (145)
   Payable For:
     Investments Purchased                            (3,700)
     Net Unrealized Loss on Foreign
       Currency Exchange Contracts                      (849)
     Investment Advisory Fees                           (231)
     Custodian Fees                                     (108)
     Professional Fees                                   (96)
     Shareholder Reporting Expenses                      (75)
     Directors' Fees and Expenses                        (47)
     Administrative Fees                                 (30)
   Other Liabilities                                     (61)                 (5,197)
                                                                    ----------------
------------------------------------------------------------------------------------
NET ASSETS (100%)
   Applicable to 21,455,344, issued and
    outstanding U.S.$0.01 par value shares
    (100,000,000 shares authorized)                                 U.S.$    221,609
                                                                    ----------------
                                                                    ----------------
------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE                                           U.S.$      10.33
                                                                    ----------------
                                                                    ----------------
------------------------------------------------------------------------------------
AT DECEMBER 31, 1998, NET ASSETS CONSISTED OF:
------------------------------------------------------------------------------------
   Common Stock                                                     U.S.$        215
   Capital Surplus                                                           330,138
   Distribution in Excess of Net Investment Income                              (284)
   Accumulated Net Realized Loss                                             (61,793)
   Unrealized Depreciation on Investments and
     Foreign Currency Translations                                           (46,667)
------------------------------------------------------------------------------------
TOTAL NET ASSETS                                                    U.S.$    221,609
                                                                    ----------------
                                                                    ----------------
------------------------------------------------------------------------------------

     (a) -- Non-income producing
     (b) -- 144A Security - certain conditions for public sale may exist.
     (c) -- Security valued at fair value -- See note A-1 to financial statements.
     (d) -- Security fair valued at cost -- See note A-1 to financial statements.
     (e) -- The Fund is advised by an affiliate.
     (f) -- Variable/floating rate security -- rate disclosed is as of December 31, 1998.
     @   -- Amount is less than U.S.$500.
     ADR -- American Depositary Receipt
     GDR -- Global Depositary Receipt
     GDS -- Global Depositary Shares

--------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

NOTE: Prior governmental approval for foreign investments may be required under certain circumstances in some emerging markets, and foreign ownership limitations may also be imposed by the charters of individual companies in emerging markets. As a result, an additional class of shares designated as "foreign" may be created, and offered for investment. The "local" and "foreign" shares' market values may vary.

--------------------------------------------------------------------------------
FOREIGN CURRENCY EXCHANGE CONTRACT INFORMATION:
   Under the terms of foreign currency exchange contracts open at December 31, 1998, the Fund is obligated to deliver or is to receive foreign currency in exchange for U.S. dollars as indicated below:


                                                                                                     NET
            CURRENCY                                      IN                                      UNREALIZED
               TO                                       EXCHANGE                                     GAIN
            DELIVER          VALUE      SETTLEMENT        FOR                     VALUE             (LOSS)
             (000)           (000)         DATE          (000)                    (000)             (000)
------------------------------------------------------------------------------------------------------------------
KRW             2,164   U.S.$    1,799  01/04/99  U.S.$         1,402        U.S.$     1,402     U.S.$    (397)
U.S.$             287              287  01/04/99  KRW         381,710                    317                30
                  333              333  01/04/99              442,890                    368                35
                1,109            1,109  01/04/99            1,339,387                  1,114                 5
KRW         2,301,280            1,913  01/05/99  U.S.$         1,514                  1,514              (399)
U.S.$             135              135  01/05/99  CZK           4,055                    135                --
                  193              193  01/05/99  GRD          54,615                    195                 2
KRW           427,000              355  01/06/99  U.S.$           280                    280               (75)
            1,960,800            1,629  01/07/99                1,290                  1,290              (339)
MYR             2,507              462  02/11/99                  556                    556                94
                9,142            1,683  02/11/99                2,025                  2,025               342
U.S.$           2,581            2,581  02/11/99  MYR          11,649                  2,145              (436)
ZAR             6,455            1,040  06/21/99  U.S.$         1,099                  1,099                59
               12,926            2,084  06/21/99                2,199                  2,199               115
U.S.$             110              110  06/21/99  ZAR             715                    115                 5
                  485              485  06/21/99                3,119                    503                18
                  378              378  06/21/99                2,424                    391                13
                2,037            2,037  06/21/99               13,123                  2,116                79
                         -------------                                       ---------------      ------------
                         U.S.$  18,613                                       U.S.$    17,764      U.S.$   (849)
                         -------------                                       ---------------      ------------


--------------------------------------------------------------------------------
DECEMBER 31, 1998 EXCHANGE RATES:
--------------------------------------------------------------------------------
BRL       Brazil Real              1.208     =    U.S. $1.00
CZK       Czech Koruna            30.023     =    U.S. $1.00
EGP       Egyptian Pound           3.410     =    U.S. $1.00
GRD       Greek Drachma          279.880     =    U.S. $1.00
HUF       Hungarian Forint       216.120     =    U.S. $1.00
INR       Indian Rupee            42.470     =    U.S. $1.00
ISS       Israeli Shekel          4.156      =    U.S. $1.00
MYR       Malaysian Ringgit       5.430      =    U.S. $1.00
MXP       Mexican Peso            9.898      =    U.S. $1.00
PKR       Pakistani Rupee        54.958      =    U.S. $1.00
PHP       Philippine Peso        38.900      =    U.S. $1.00
PLZ       Polish Zloty            3.510      =    U.S. $1.00
ZAR       South African Rand      5.890      =    U.S. $1.00
KRW       South Korean Won    1,203.000      =    U.S. $1.00
TWD       Taiwan Dollar          32.220      =    U.S. $1.00
--------------------------------------------------------------------------------

SUMMARY OF TOTAL INVESTMENTS BY INDUSTRY
CLASSIFICATION - DECEMBER 31, 1998 (UNAUDITED)


                                                                 PERCENT
                                             VALUE                OF NET
INDUSTRY                                     (000)                ASSETS
--------------------------------------------------------------------------------
Appliances & Household Durables      U.S.$  11,483                 5.2%
Automobiles                                  2,439                 1.1
Banking                                     13,636                 6.2
Beverages & Tobacco                         20,116                 9.1
Broadcasting & Publishing                    7,150                 3.2
Building Materials & Components              3,281                 1.5
Business & Public Services                     435                 0.2
Chemicals                                    4,501                 2.0
Construction & Housing                         394                 0.2
Data Processing and Reproduction             4,272                 1.9
Electrical & Electronics                    17,468                 7.9
Electronic Components, Instruments          11,532                 5.2
Energy Equipment & Services                    138                 0.1
Energy Sources                               9,254                 4.2
Financial Services                           3,504                 1.6
Food & Household Products                    2,949                 1.3
Forest Products & Paper                        965                 0.4
Health & Personal Care                       3,206                 1.4
Industrial Components                          542                 0.2
Insurance                                    2,006                 0.9
Leisure & Tourism                              300                 0.1
Machinery & Engineering                          7                 0.0
Merchandising                                3,243                 1.5
Metals -- Non-Ferrous                          991                 0.4
Metals -- Steel                              7,501                 3.4
Misc. Materials & Commodities                1,275                 0.6
Multi-Industry                               8,099                 3.7
Real Estate                                    955                 0.4
Telecommunications                             738                 0.3
Telecommunications -- Integrated            39,910                18.0
Telecommunications -- Long Distance            112                 0.1
Telecommunications -- Wireless               8,285                 3.7
Textiles & Apparel                             769                 0.3
Transportation -- Road & Rail                1,247                 0.6
Transportation -- Shipping                     276                 0.1
Utilities -- Electrical & Gas               14,567                 6.6
Wholesale & International Trade              1,677                 0.8
Other                                       15,001                 6.8
                                     -------------               ------
                                     U.S.$ 224,224               101.2%
                                     -------------               ------
                                     -------------               ------
--------------------------------------------------------------------------------


The accompanying notes are an integral part of the financial statements.

SUMMARY OF TOTAL INVESTMENTS BY COUNTRY
DECEMBER 31, 1998 (UNAUDITED)


                                                                 PERCENT
                                             VALUE                OF NET
COUNTRY                                      (000)                ASSETS
---------------------------------------------------------------------------
Argentina                            U.S.$   3,964                 1.8%
Brazil                                      15,932                 7.2
Chile                                        2,497                 1.1
China                                        2,420                 1.1
Colombia                                         8                 0.0
Czech Republic                                 869                 0.4
Egypt                                        2,966                 1.3
Greece                                      17,946                 8.1
Hong Kong                                    1,666                 0.8
Hungary                                      8,731                 3.9
India                                       18,619                 8.4
Indonesia                                    3,821                 1.7
Israel                                      12,857                 5.8
Korea                                       26,838                12.1
Malaysia                                     4,553                 2.1
Mexico                                      23,788                10.7
Pakistan                                     4,015                 1.8
Philippines                                  3,838                 1.7
Poland                                       9,785                 4.4
Russia                                       2,778                 1.3
South Africa                                12,329                 5.6
Taiwan                                      15,510                 7.0
Thailand                                     5,834                 2.6
Turkey                                       6,162                 2.8
United States
 (short-term investment)                     9,720                 4.4
Venezuela                                      840                 0.4
Zimbabwe                                       657                 0.3
Other                                        5,281                 2.4
                                     -------------              ------
                                     U.S. $224,224               101.2%
                                     -------------              ------
                                     -------------              ------
---------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.


                                                                                                              YEAR ENDED
                                                                                                           DECEMBER 31, 1998
STATEMENT OF OPERATIONS                                                                                          (000)
-----------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
  Dividends . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     U.S.$     5,816
  Interest. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                 688
  Less: Foreign Taxes Withheld. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                (318)
-----------------------------------------------------------------------------------------------------------------------------
    Total Income. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               6,186
-----------------------------------------------------------------------------------------------------------------------------
EXPENSES
  Investment Advisory Fees. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               3,321
  Custodian Fees. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                 953
  Administrative Fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                 339
  Professional Fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                 145
  Shareholder Reporting Expenses. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                 134
  Country Tax Expense . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                 108
  Directors' Fees and Expenses. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  25
  Transfer Agent Fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  16
  Other Expenses. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                 175
    Total Expenses. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               5,216
-----------------------------------------------------------------------------------------------------------------------------
      Net Investment Income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                 970
-----------------------------------------------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS)
  Investment Securities Sold. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             (47,266)
  Foreign Currency Transactions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                (906)
-----------------------------------------------------------------------------------------------------------------------------
      Net Realized Loss . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             (48,172)
-----------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION
  Depreciation on Investments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             (21,637)
  Depreciation on Foreign Currency Translations . . . . . . . . . . . . . . . . . . . . . . . . . .                (365)
-----------------------------------------------------------------------------------------------------------------------------
      Change in Unrealized Appreciation/Depreciation. . . . . . . . . . . . . . . . . . . . . . . .             (22,002)
-----------------------------------------------------------------------------------------------------------------------------
Total Net Realized Loss and Change in Unrealized Appreciation/Depreciation. . . . . . . . . . . . .             (70,174)
-----------------------------------------------------------------------------------------------------------------------------
  NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS. . . . . . . . . . . . . . . . . . . . . . .     U.S.$   (69,204)
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------


                                                                     YEAR ENDED                              YEAR ENDED
                                                                  DECEMBER 31, 1998                       DECEMBER 31, 1997
STATEMENT OF CHANGES IN NET ASSETS                                      (000)                                   (000)
-----------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net Investment Income. . . . . . . . . . . . . . . . . . . . .  U.S.$      970                      U.S.$         621
  Net Realized Gain (Loss) . . . . . . . . . . . . . . . . . . .         (48,172)                                41,204
  Change in Unrealized Appreciation/Depreciation . . . . . . . .         (22,002)                               (45,450)
-----------------------------------------------------------------------------------------------------------------------------
  Net Decrease in Net Assets Resulting from Operations . . . . .         (69,204)                                (3,625)
-----------------------------------------------------------------------------------------------------------------------------
Distributions:
  Net Investment Income. . . . . . . . . . . . . . . . . . . . .          (2,318)                                  (220)
  In Excess of Net Investment Income . . . . . . . . . . . . . .            (284)                                    --
  Net Realized Gain. . . . . . . . . . . . . . . . . . . . . . .         (49,737)                                  (244)
-----------------------------------------------------------------------------------------------------------------------------
  Total Distributions. . . . . . . . . . . . . . . . . . . . . .         (52,339)                                  (464)
-----------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Reinvestment of Distributions (0 and 29,974
   shares, respectively) . . . . . . . . . . . . . . . . . . . .              --                                    475
  Repurchase of Shares (1,369,000 and 0 shares, respectively). .         (10,985)                                    --
-----------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting
   from Capital Share Transactions . . . . . . . . . . . . . . .         (10,985)                                   475
-----------------------------------------------------------------------------------------------------------------------------
  Total Decrease . . . . . . . . . . . . . . . . . . . . . . . .        (132,528)                                (3,614)
Net Assets:
  Beginning of Period. . . . . . . . . . . . . . . . . . . . . .         354,137                                357,751
-----------------------------------------------------------------------------------------------------------------------------
  End of Period (including (distribution in excess of net
   investment income)/ undistributed net investment income
     of U.S.$(284) and U.S.$576, respectively) . . . . . . . . .  U.S.$  221,609                      U.S.$     354,137
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS


                                                                               YEAR ENDED DECEMBER 31,
SELECTED PER SHARE DATA                         ----------------------------------------------------------------------------------
AND RATIOS:                                             1998           1997           1996             1995               1994
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD. . . . . .  U.S.$ 15.52    U.S.$ 15.69    U.S.$ 14.69      U.S.$ 20.30        U.S.$ 28.20
----------------------------------------------------------------------------------------------------------------------------------
Offering Costs                                                                                        (0.03)             (0.02)
----------------------------------------------------------------------------------------------------------------------------------
Net Investment Income (Loss). . . . . . . . . .         0.04           0.03           0.10             0.06              (0.12)
Net Realized and Unrealized Gain (Loss)
  on Investments. . . . . . . . . . . . . . . .        (3.05)         (0.18)          1.92            (3.14)             (1.30)
----------------------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations . . . . . .        (3.01)         (0.15)          2.02            (3.08)             (1.42)
----------------------------------------------------------------------------------------------------------------------------------
Distributions:
   Net Investment Income. . . . . . . . . . . .        (0.10)         (0.01)            --
   In Excess of Net Investment Income                  (0.01)                        (0.05)              --
   Net Realized Gain. . . . . . . . . . . . . .           --          (0.01)         (0.84)           (1.29)             (6.50)
   In Excess of Net Realized Gain . . . . . . .        (2.18)            --          (0.14)              --                 --
----------------------------------------------------------------------------------------------------------------------------------
     Total Distributions. . . . . . . . . . . .        (2.29)         (0.02)         (1.03)           (1.29)             (6.50)
----------------------------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Asset Value from
  Capital Share Transaction . . . . . . . . . .           --             --           0.01*           (1.21)++            0.04+
Anti-Dilutive Effect of Shares Repurchased. . .         0.11                            --                                  --
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD. . . . . . . . .  U.S.$ 10.33    U.S.$ 15.52   U.S.$  15.69      U.S.$ 14.69        U.S.$ 20.30
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
PER SHARE MARKET VALUE, END OF PERIOD . . . . .  U.S.$  8.13    U.S.$ 13.06   U.S.$  13.88      U.S.$ 15.50        U.S.$ 21.50
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:
   Market Value. . . . . . . . . . . . . . . .        (24.88)%        (5.75)%        (4.59)%         (16.61)%+++        (10.61)%
   Net Asset Value (1) . . . . . . . . . . . .        (19.61)%        (0.97)%        13.84%          (16.30)%+++         (5.33)%
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
RATIOS, SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (THOUSANDS). . . . .  U.S.$221,609   U.S.$354,137   U.S.$357,751     U.S.$332,879       U.S.$321,729
----------------------------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets. . . .          1.96%          1.84%          1.87%            1.86%              1.75%
Ratio of Net Investment Income (Loss)
   to Average Net Assets . . . . . . . . . . .          0.36%          0.15%          0.58%            0.30%             (0.48)%
Portfolio Turnover Rate. . . . . . . . . . . .           101%            90%            67%              61%                52%
----------------------------------------------------------------------------------------------------------------------------------

*    Increase (decrease) per share due to reinvestment of distributions.
+ Consists of $0.02 per share increase from reinvestment of distributions and $0.02 increase per share due to Common Stock Offering during the year.
++ Increase (decrease) per share due to Common Stock issued through Rights Offering during the year.
+++ This return does not include the effect of the rights issued in connection with the Rights Offering.
(1) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. This percentage is not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.



The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1998
------------
     Morgan Stanley Emerging Markets Fund, Inc. (the "Fund") was incorporated on August 27, 1991 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is long-term capital appreciation through investments primarily in equity securities.

A. The following significant accounting policies, which are in conformity with generally accepted accounting principles for investment companies, are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: In valuing the Fund's assets, all listed securities for which market quotations are readily available are valued at the last sales price on the valuation date, or if there was no sale on such date, at the mean between the current bid and asked prices. Securities which are traded over-the-counter are valued at the average of the mean of current bid and asked prices obtained from reputable brokers. Short-term securities which mature in 60 days or less are valued at amortized cost. All other securities and assets for which market values are not readily available (including investments which are subject to limitations as to their sale) are valued at fair value as determined in good faith by the Board of Directors (the "Board"), although the actual calculations may be done by others. At December 31, 1998, securities valued at $24,827,000 representing 11.2% of net assets have been fair valued. The amounts realized upon disposition may differ from the assigned valuations and such differences could be material.

2. TAXES: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for U.S. Federal income taxes is required in the financial statements.

     The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned.

3. REPURCHASE AGREEMENTS: In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

4. FOREIGN CURRENCY TRANSLATION: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

     - investments, other assets and liabilities at the prevailing rates of exchange on the valuation date;

     - investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

     Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

     Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on investments and foreign currency translations in the Statement of Net Assets. The change in net unrealized currency gains (losses) for the period is reflected in the Statement of Operations.

The Fund may use derivatives to achieve its investment objectives. The Fund may engage in transactions in futures contracts on foreign currencies, stock indices, as well as in options, swaps and structured notes. Consistent with the Fund's investment objectives and policies, the Fund may use derivatives for non-hedging as well as hedging purposes.

Following is a description of derivative instruments and their associated risks that the Fund may utilize:

5. FOREIGN CURRENCY EXCHANGE CONTRACTS: The Fund may enter into foreign currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign exchange rates and, in certain situations, to gain exposure to a foreign currency. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

6. FORWARD COMMITMENTS AND WHEN-ISSUED/DELAYED DELIVERY SECURITIES: The Fund may make forward commitments to purchase or sell securities. Payment and delivery for securities which have been purchased or sold on a forward commitment basis can take place a month or more (not to exceed 120 days) after the date of the transaction. Additionally, the Fund may purchase securities on a when-issued or delayed delivery basis. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Fund on such securities prior to delivery. When the Fund enters into a purchase transaction on a when-issued or delayed delivery basis, it either establishes a segregated account in which it maintains liquid assets in an amount at least equal in value to the Fund's commitments to purchase such securities or denotes such securities on the custody statement for its regular custody account. Purchasing securities on a forward commitment or when-issued or delayed delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery.

7. SWAP AGREEMENTS: The Fund may enter into swap agreements to exchange the return generated by one security, instrument or basket of instruments for the return generated by another security, instrument or basket of instruments. The following summarizes swaps which may be entered into by the Fund:

     INTEREST RATE SWAPS: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. Net periodic interest payments to be received or paid are accrued daily and are recorded in the Statement of Operations as an adjustment to interest income. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations.

     TOTAL RETURN SWAPS: Total return swaps involve commitments to pay interest in exchange for a market- linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gains or losses in the Statement of Operations. Periodic payments received or made at the end of each measurement period, but prior to termination, are recorded as realized gains or losses in the Statement of Operations.

     Realized gains or losses on maturity or termination of interest rate and total return swaps are presented in the Statement of Operations. Because there is no organized market for these swap agreements, the value reported in the Statement of Net Assets may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of the agreements and are generally limited to the amount of net interest payments to be received and/or favorable movements in the value of the underlying security, instrument or basket of instruments, if any, at the date of default.

8. STRUCTURED SECURITIES: The Fund may invest in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with or purchase by an entity of specified instruments and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. Structured Securities generally will expose the Fund to credit risks of the underlying instruments as well as of the issuer of the Structured Security. Structured Securities are typically sold in private placement transactions with no active trading market. Investments in Structured Securities may be more volatile than their underlying instruments, however, any loss is limited to the amount of the original investment.

9. OVER-THE-COUNTER TRADING: Derivative instruments that may be purchased or sold by the Fund are expected to regularly consist of instruments not traded on an exchange. The risk of nonperformance by the obligor on such an instrument may be greater, and the ease with which the Fund can dispose of or enter into closing transactions with respect to such an instrument may be less, than in the case of an exchange-traded instrument. In addition, significant disparities may exist between bid and asked prices for derivative instruments that are not traded on an exchange. Derivative instruments not traded on exchanges are also not subject to the same type of government regulation as exchange traded instruments, and many of the protections afforded to participants in a regulated environment may not be available in connection with such transactions.

10. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Interest income is recognized on the accrual basis. Dividend income is recorded on the ex-dividend date (except certain dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes where recovery of such taxes is not reasonably assured.

     The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments for foreign currency transactions, gains on certain securities of corporations designated as "passive foreign investment companies", net operating losses and the timing of the recognition of gains or losses on securities.

     Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications to undistributed net investment income (loss), accumulated net realized gain (loss) and capital surplus.

     Adjustments for permanent book-tax differences, if any, are not reflected in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

B. Morgan Stanley Dean Witter Investment Management Inc. (the "Adviser") provides investment advisory services to the Fund under the terms of an Investment Advisory Agreement (the "Agreement"). Under the Agreement, the Adviser is paid a fee computed weekly and payable monthly at an annual rate of 1.25% of the Fund's average weekly net assets.

C. The Chase Manhattan Bank, through its corporate affiliate Chase Global Funds Services Company (the "Administrator"), provides administrative services to the Fund under an Administration Agreement. Under the Administration Agreement, the Administrator is paid a fee computed weekly and payable monthly at an annual rate of 0.08% of the Fund's average weekly net assets, plus $65,000 per annum. In addition, the Fund is charged certain out-of-pocket expenses by the Administrator. The Chase Manhattan Bank acts as custodian for the Fund's assets held in the United States.

D. The Chase Manhattan Bank and its affiliates serve as custodian for the Fund. The Fund's assets held outside the United States have been held by Morgan Stanley Trust Company ("MSTC"), which was an affiliate of the Adviser prior to October 1, 1998. On October 1, 1998, MSTC was acquired by the Chase Manhattan Bank. Custody fees are payable monthly based on assets held in custody, investment purchase and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses. Through September 30, 1998, the Fund paid MSTC fees of approximately $589,000

E. During the year ended December 31, 1998, the Fund made purchases and sales totaling approximately $259,848,000 and $312,440,000, respectively, of investment securities other than long-term U.S. Government securities and short-term investments. There were no purchases or sales of long-term U.S. Government securities. For the year ended December 31, 1998, the Fund incurred $80,000 as brokerage commissions to Morgan Stanley & Co. Incorporated, an affiliate of the Adviser. At December 31, 1998, the U.S. Federal income tax cost basis of securities was $276,417,000 and, accordingly, net unrealized depreciation for U.S. Federal income tax purposes was $57,474,000 of which $20,574,000 related to appreciated securities and $78,048,000 related to depreciated securities. At December 31, 1998, the Fund had a capital loss carryforward for U.S. Federal income tax purposes of approximately $40,551,000 available to offset future capital gains all of which will expire on December 31, 2006. To the extent that capital gains are offset, such gains will not be distributed to the shareholders. For the year ended December 31, 1998, the Fund intends to elect to defer to January 1, 1999 post-october capital losses of $7,958,000.

F. A significant portion of the Fund's net assets consist of securities of issues located in emerging markets, which are denominated in foreign currencies. Changes in currency exchange rates will affect the value of and investment income from such securities. Emerging market securities are often subject to greater price volatility, limited capitalization and liquidity, and higher rates of inflation than U.S. securities. In addition, emerging market issues may be subject to substantial governmental involvement in the economy and greater social, economic and political uncertainty. Accordingly, the price which the Fund may realize upon sale of securities in such markets may not be equal to its value as presented in the financial statements.

G. Each Director of the Fund who is not an officer of the Fund or an affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Directors' Deferred Compensation Plan (the "Plan"). Under the Plan, such Directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred portions are treated, based on an election by the Director, as if they were either invested in the Fund's shares or invested in U.S. Treasury Bills, as defined under the Plan. The deferred fees payable, under the Plan, at December 31, 1998 totaled $47,000 and are included in Payable for Directors' Fees and Expenses on the Statement of Net Assets.

H. In June, the Board of Directors amended your Fund's by-laws to require advance notice of any proposals to be made at stockholders' meetings. For annual meetings the notice must be given to the Fund's secretary at least 60 days before the anniversary date of the previous year's annual meeting. This year's annual meeting of stockholders was held on June 24. This provision was adopted to permit the Fund's stockholders and Directors to consider every stockholder proposal on an informed basis and in an organized fashion, taking into account the interests of all affected constituencies.

I. On September 15, 1998, the Fund commenced a share repurchase program for purposes of enhancing shareholder value and reducing the discount at which the Fund's shares traded from their net asset value. From that date through December 31, 1998, the Fund repurchased 1,369,000 shares or 6.00% of its Common Stock at an average price per share of $8.00 and an average discount of 18.54% from net asset value per share. The Fund expects to continue to repurchase its outstanding shares at such time and in such amounts as it believes will further the accomplishment of the foregoing objectives, subject to review by the Board of Directors.

REPORT OF INDEPENDENT ACCOUNTANTS
------------
To the Shareholders and Board of Directors of Morgan Stanley Emerging Markets Fund, Inc.

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Morgan Stanley Emerging Markets Fund, Inc. (the "Fund") at December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

1177 Avenue of the Americas
New York, New York 10036

February 8, 1999

YEAR 2000 DISCLOSURE (UNAUDITED):

The investment advisory services provided to the Fund by the Adviser depend on the smooth operation of its computer systems. Many computer and software systems in use today cannot recognize the year 2000, but revert to 1900 or some other date, due to the manner in which dates were encoded and calculated. That failure could have a negative impact on the handling of securities trades, pricing and account services. The Adviser has been actively working on necessary changes to its own computer systems to deal with the year 2000 problem and expects that its systems will be adapted before that date. There can be no assurance, however, that the Adviser will be successful. In addition, other unaffiliated service providers may be faced with similar problems. The Adviser is monitoring their remedial efforts, but, there can be no assurance that they and the services they provide will not be adversely affected.

In addition, it is possible that the markets for securities in which the Fund invests may be detrimentally affected by computer failures throughout the financial services industry beginning January 1, 2000. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies and overall economic uncertainties. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Fund's investments may be adversely affected.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

   Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), each shareholder will be deemed to have elected, unless Boston Equiserve (the "Plan Agent") is otherwise instructed by the shareholder in writing, to have all distributions automatically reinvested in Fund shares. Participants in the Plan have the option of making additional voluntary cash payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in Fund shares.

   Dividend and capital gain distributions will be reinvested on the reinvestment date in full and fractional shares. If the market price per share equals or exceeds net asset value per share on the reinvestment date, the Fund will issue shares to participants at net asset value. If net asset value is less than 95% of the market price on the reinvestment date, shares will be issued at 95% of the market price. If net asset value exceeds the market price on the reinvestment date, participants will receive shares valued at market price. The Fund may purchase shares of its Common Stock in the open market in connection with dividend reinvestment requirements at the discretion of the Board of Directors. Should the Fund declare a dividend or capital gain distribution payable only in cash, the Plan Agent will purchase Fund shares for participants in the open market as agent for the participants.

   The Plan Agent's fees for the reinvestment of dividends and distributions will be paid by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred on any open market purchases effected on such participant's behalf. A participant will also pay brokerage commissions incurred on purchases made by voluntary cash payments. Although shareholders in the Plan may receive no cash distributions, participation in the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

   In the case of shareholders, such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who are participating in the Plan.

   Shareholders who do not wish to have distributions automatically reinvested should notify the Plan Agent in writing. There is no penalty for non participation or withdrawal from the Plan, and shareholders who have previously withdrawn from the Plan may rejoin at any time. Requests for additional information or any correspondence concerning the Plan should be directed to the Plan Agent at:

                    Morgan Stanley Emerging Markets Fund, Inc.
                    Boston Equiserve
                    Dividend Reinvestment Unit
                    P.O. Box 1681
                    Boston, MA 02105-1681
                    1-800-730-6001